UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): December 16, 2005

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant.

        On December 16, 2005, the Audit Committee of the Board of Directors dismissed Grant Thornton LLP as its independent registered public accounting firm. On that same date, the Audit Committee engaged Deloitte & Touche LLP as its independent registered public accounting firm effective December 16, 2005.

        Grant Thornton’s report on the Registrant’s financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant’s two most recent fiscal years and the subsequent interim period preceding the dismissal of Grant Thornton, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter in connection with its report. During the Registrant’s two most recent fiscal years and the subsequent interim period preceding Grant Thornton’s dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        During the two most recent fiscal years and the interim period prior to engaging Deloitte, neither the Registrant nor anyone on its behalf consulted Deloitte regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided to the Registrant that Deloitte concluded was an important factor considered by the Registrant in reaching a decision as an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v)).

        The Registrant requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated December 20, 2005 is filed as Exhibit 16 to this Form 8-K.

Item 9.01 – Results of Operations and Financial Condition

d.	Exhibits

16	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated December 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC. BY: /s/Ronald S. Stowell —————————————— Ronald S. Stowell Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

December 20, 2005